UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

US GLOBAL NANOSPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 - 23339	13-3720542
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2533 North Carson Street, Suite 5107 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 841-3246

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by US Global Nanospace, Inc. (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 Other Events.

On September 27, 2006, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the Securities and Exchange Commission (the "Commission") approved a final settlement with the Registrant, which resolves the Commission’s investigation of the Registrant in connection with the previously announced Wells Notice.

Under the settlement approved by the Commission, the Registrant agreed, without admitting or denying any wrongdoing, to be enjoined from future violations of Sections 5(a) and 5(c) of the Securities Act of 1933 [15 U.S.C. § 77e(a) and 77e(c)]. Importantly, this code section deals with the registration of securities, is not part of the Commission’s antifraud provisions and no disgorgement or financial penalties were assessed against the Registrant.

The foregoing description of the settlement is qualified in its entirety by reference to the Consent of Defendant US Global Nanospace, Inc., the Unopposed Motion to Enter Agreed Final Judgment and the form of Agreed Final Judgment as to Defendant US Global Nanospace, Inc., copies of which are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibits
99.1	Press Release dated September 27, 2006.
99.2	Consent of Defendant US Global Nanospace, Inc.
99.3	Unopposed Motion to Enter Agreed Final Judgment
99.4	Agreed Final Judgment as to Defendant US Global Nanospace, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

US GLOBAL NANOSPACE, INC.
(Registrant)

Date: October 2, 2006
/s/ Carl Gruenler
Carl Gruenler, Chief Executive Officer